Events occurring after the Reporting Date	12 Months Ended
Jun. 30, 2020
Events Occurring After Reporting Date
Events occurring after the Reporting Date

Note 21. Events occurring after the Reporting Date

On July 24, 2020, the company completed a capital raising comprising 1,066,668 American Depositary Shares (ADS) at US$18.75 per security. The gross proceeds to the company were US$20m. Direct costs of equity raising amounted to US$1.6m and additional discretionary amounts to KMP of A$1.6m have been accounted for as an expense in the period after year end.

No other matter or circumstance has occurred subsequent to period end that has significantly affected, or may significantly affect, the operations of the group, the results of those operations or the state of affairs of the group or economic entity in subsequent financial years.